EXHIBIT 24.2
                         Consent of Independent Auditors






















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                                  EXHIBIT 24.2
                         Consent of Independent Auditors



      We consent to the incorporation by reference in the Registration Statement (Form S-8) and related Prospectus pertaining to the 1990 Stock Option Plan of Apple Computer, Inc. of our report dated October 11, 1993, with respect to the consolidated financial statements and schedules of Apple Computer, Inc. included in the Annual Report (Form 10-K) for the year ended September 24, 1993.


                                   ERNST & YOUNG



San Jose, California
May 25, 1994







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